VOID VOID VOID

STELLAR PHARMACEUTICALS INC.

CONTINUED UNDER THE LAWS OF ONTARIO

NUMBER
GS92

SHARES
*1*********
1******
1****
****1******

THIS CERTIFIES THAT

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1 SharesCUSIP 999999999**Certificate GS92**SPECIMEN**1 Shares**CUSIP 999999999**Certificate GS92**SPECIMEN**1 Shares**CUSIP 999999999**Certificate GS92**SPECIMEN**1 Sha
CUSIP 999999999 **Certificate GS92SPECIMEN**1 Shares**CUSIP 999999999 **Certificate GS92**SPECIMEN**1 Shares**CUSIP 999999999 **Certificate GS92**SPECIMEN**1 Shares**CU
Certificate GS92SPECIMEN**1 Shares** CUSIP 999999999 **Certificate GS92**SPECIMEN**1 Shares** CUSIP 999999999 **Certificate GS92**SPECIMEN**1 Shares** CUSIP 999999999 **
SPECIMEN1 Shares**CUSIP 999999999**Certificate GS92**SPECIMEN**1 Shares**CUSIP 999999999**Certificate GS92**SPECIMEN**1 Shares**CUSIP 999999999**Certificate GS92**SPE

** SPECIMEN **

CUSIP : 999999 99 9

ISIN : CA 9999999999

IS THE REGISTERED OWNER OF

SPECIMEN1 Shares**CUSIP 999999999**Certificate GS92**SPECIMEN**1 Shares**CUSIP 999999999**Certificate GS92**SPECIMEN**1 Shares**CUSIP 999999999**Certificate GS92**SPECIMEN**1
1 SharesCUSIP 999999999**Certificate GS92**SPECIMEN**1 Shares**CUSIP 999999999**Certificate GS92**SPECIMEN**1 Shares**CUSIP 999999999**Certificate GS92**SPECIMEN**1 Shares**CUSI
CUSIP 999999999 **Certificate GS92SPECIMEN**1 Shares**CUSIP 999999999 **Certificate GS92**SPECIMEN**1 Shares**CUSIP 999999999 **Certificate GS92**SPECIMEN**1 Shares**CUSIP 99999
Certificate GS92SPECIMEN**1 Shares** CUSIP 999999999 **Certificate GS92**SPECIMEN**1 Shares** CUSIP 999999999 **Certificate GS92**SPECIMEN**1 Shares** CUSIP 999999999 **Certificate

** one **

FULLY PAID AND NON-ASSESSABLE COMMON SHARES WITHOUT PAR VALUE IN THE CAPITAL STOCK OF

STELLAR PHARMACEUTICALS INC.

transferable only on the books of the Corporation by the registered holder in person or by duly authorized Attorney on surrender of this Certificate properly endorsed.

This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar of the Corporation.

IN WITNESS WHEREOF the Corporation has caused this Certificate to be signed by its duly authorized officers/directors.

DATED 2004/04/12

COUNTERSIGNED AND REGISTERED By
Equity Transfer Services Inc. Toronto, Ontario, Canada.
Transfer Agent and Registrar

Peter Riehl
President and Chief Executive Officer

Arnold Tenney
Chairman of the Board of Directors

By ____________________
AUTHORIZED OFFICER

The Shares represented by this Certificate are transferable at the offices of Equity Transfer Services Inc., Toronto, Ontario, Canada

SECURITY INSTRUCTIONS ON REVERSE   VOIR LES INSTRUCTIONS DE SÉCURITÉ AU VERSO

test111-375910-19816659549

831305

FOR VALUE RECEIVED, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL INSURANCE NUMBER OF TRANSFEREE

[ ][ ][ ] - [ ][ ][ ] - [ ][ ][ ]

____

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

____

____ Shares

of the Captal Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____ Attorney

to transfer the said Stock on the Books of the within named Corporation, with full power of substitution in the premises.

Dated ______________________

Signature : ______________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A SCHEDULE 1 CANADIAN CHARTERED BANK OR AN ELIGIBLE GUARANTOR INSTITUTION WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM.

Guaranteed by: ______________________

831302

RESTRICTIONS

SECURITY INSTRUCTIONS - INSTRUCTIONS DE SÉCURITÉ

THIS IS WATERMARKED PAPER, DO NOT ACCEPT WITHOUT NOTING WATERMARK. HOLD TO LIGHT TO VERIFY WATERMARK.

PAPIER FILIGRANÉ. NE PAS ACCEPTER SANS VÉRIFIER LA PRÉSENCE DU FILIGRANE. POUR CE FAIRE, PLACER À LA LUMIÈRE.